SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William M. Doran	Date: Dec 12, 2019
William M. Doran Trustee

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jon C. Hunt	Date: Dec 12, 2019
Jon C. Hunt Trustee

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas P. Lemke	Date: Dec 12, 2019
Thomas P. Lemke Trustee

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jay C. Nadel	Date: 12/12, 2019
Jay C. Nadel Trustee

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Randall S. Yanker	Date: Dec 12, 2019
Randall S. Yanker Trustee

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to ail intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael Beattie	Date: Dec 12, 2019
Michael Beattie President

SCHRODER SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Schroder Series Trust (the “Trust”), a voluntary association (commonly known as a “business trust”) organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Schroder Total Return Fixed Income Fund, a series of the Trust, into the Schroder Core Bond Fund, a separate series of the Trust, and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Stephen Connors	Date: Dec 12, 2019
Stephen Connors Treasurer, Controller and Chief Financial Officer